Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 13 to Registration Statement No. 811-7885 under the Investment Company Act of 1940 of Quantitative Master Series Trust on Form N-1A of our reports on each Fund and each Series listed below, appearing in the December 31, 2002 Annual Reports of the respective Funds, in Part B of this Registration Statement.

Name                                                          Date of our Report
----                                                          ------------------

Merrill Lynch S&P 500 Index Fund                              February 18, 2003
Master S&P 500 Index Series                                   February 18, 2003
Merrill Lynch Small Cap Index Fund                            February 20, 2003
Master Small Cap Index Series                                 February 20, 2003
Merrill Lynch Aggregate Bond Index Fund                       February 20, 2003
Master Aggregate Bond Index Series                            February 20, 2003
Merrill Lynch International Index Fund                        February 20, 2003
Master International Index Series                             February 20, 2003

We also consent to the use in this Registration Statement of our reports on each Series listed below, appearing in Part B of this Registration Statement.

Name                                                          Date of our Report
----                                                          ------------------

Master Mid Cap Index Series                                   February 21, 2003
Master Extended Market Index Series                           February 14, 2003
Master Enhanced S&P 500 Series                                February 24, 2003
Master Enhanced Small Cap Series                              February 24, 2003
Master Enhanced International Series                          February 21, 2003

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April  29, 2003